UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ____________________

                     Date of Report
                     (Date of earliest
                     event reported):      November 11, 2004


                           The Middleton Doll Company
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Wisconsin                   0-22663                39-1364345
 ----------------------------     ----------------       ------------------
 (State or other jurisdiction     (Commission File         (IRS Employer
      of incorporation)                Number)           Identification No.)



                W239 N1700 Busse Road, Waukesha, Wisconsin 53188
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 523-4300
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

             On November 11, 2004 The Middleton Doll Company issued a press release announcing its earnings for the quarter ended September 30, 2004 (the "Press Release"). A copy of the Press Release is being filed as Exhibit 99 to this Report and is incorporated by reference.


Item 9.01.   Financial Statements and Exhibits.

             (a)   Not applicable.

             (b)   Not applicable.

             (c)   Exhibits.  The following exhibit is being filed herewith:
                   --------

                   (99) Press Release of The Middleton Doll Company, dated November 11, 2004.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           The Middleton Doll Company



Date: November 11, 2004                    By: /s/ Susan J. Hauke
                                               ---------------------------------
                                               Susan J. Hauke
                                               Chief Financial Officer



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


                           The Middleton Doll Company

                   Exhibit Index to Current Report on Form 8-K
                             Dated November 11, 2004

Exhibit
Number
-------

(99) Press Release dated November 11, 2004: The Middleton Doll Company Reports Third Quarter Profit.



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